UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): JANUARY 28, 2005

ATARI, INC.

(Exact name of registrant as specified in charter)

DELAWARE
(State or other jurisdiction
of incorporation or organization)

Commission File Number: 0-27338

13-3689915
(I.R.S. employer identification no.)

417 FIFTH AVENUE
NEW YORK, NEW YORK 10016
(Address of principal executive
offices, including zip code)

(212) 726-6500
(Registrant’s telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
SIGNATURES

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     (b) Effective January 28, 2005, Harry M. Rubin has resigned for “good reason” (as defined in his Employment Agreement) as the Company’s Senior Executive Vice President. Mr. Rubin will receive severance in accordance with the terms of his Employment Agreement, which is filed as Exhibit 10.6d to the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2002.

2

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATARI, INC.

	By:	/s/ James Caparro

James Caparro President and Chief Executive Officer

Date: February 3, 2005

3